Exhibit 10.1

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of October 17, 2011, by and among MRV Communications, Inc. (the “Company”) and each of the individuals listed on the signature pages hereto (each, an “Individual Party”).

RECITALS

WHEREAS, each of the Individual Parties, in his or her capacity as a member of the Board of Directors of the Company, has approved of certain resolutions resolving outstanding disputes regarding the governance of the Company and related matters; and

WHEREAS, each of the Individual Parties, in his or her capacity as an individual and a stockholder and not in his or her capacity as a member of the Board of Directors of the Company, now desires to enter into certain agreements with each other and with the Company in support of the resolution of the disputes referred to above.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Standstill.  Each Individual Party agrees with the Company and with each other Individual Party that, from the date hereof until the earlier of (i) the Company’s announcement of its 2012 Annual Meeting of Stockholders (which meeting shall not be scheduled prior to April 30, 2012) and (ii) December 31, 2012, such Individual Party shall not (and shall not assist or form a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), act in concert or participate with or encourage other persons to), directly or indirectly, engage in any solicitation of proxies (as such term is defined in Rule 14a-1 of Regulation 14A promulgated pursuant to Section 14 of the Exchange Act, disregarding clause (iv) of Rule 14a-1(l)(2) and including any otherwise exempt solicitation pursuant to Rule 14a-2(b)), or otherwise contact any person relating to any such solicitation.

2.                                       Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not strictly performed in accordance with its terms and that each party to this Agreement shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the performance of the provisions hereof, in addition to any other remedy to which any party may be entitled at law or in equity.  In addition, any nonperforming party shall pay the costs and expenses of the other party in obtaining such injunction and/or specific performance, including, without limitation, attorneys’ fees.

3.                                       Governing Law.  The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware (without giving effect to any choice or conflict of law provision).  The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware located in Wilmington, Delaware for any action, suit or proceeding arising out of or relating to this Agreement.  The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement in such courts and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

4.                                       Entire Agreement.  This Agreement sets forth the complete and exclusive statement of the terms of the Agreement among the parties hereto and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

5.                                       Severability.  Should any part, term or provision of this Agreement be declared or determined by any court to be illegal, invalid or otherwise unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions hereof shall be deemed not to be affected, and the Agreement shall be interpreted and enforced as if such illegal, invalid or unenforceable part, term or provision, to the extent possible, is not contained herein.

6.                                       Joint Drafting.  The Parties acknowledge and agree that they participated jointly in the negotiation and drafting of this Agreement and the rule of construction that ambiguities are construed against the drafter is hereby waived.

7.                                       Amendment; Waiver. This Agreement may not be modified, amended, supplemented, or terminated except by a written instrument executed by the Parties hereto.

8.                                       Parties; No Assignment.  All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successors and permitted assigns of the parties hereto.  No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto.

9.                                       Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall be deemed to be one and the same Agreement. Executed counterparts may be delivered via e-mail in Portable Document Format (.pdf) or via facsimile transmission.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:	/s/ Chris King
Name:	Chris King
Title:	Chief Financial Officer

If the Individual Party is a person:

/s/ Joan E. Herman
Name: Joan E. Herman

If the Individual Party is an entity:

By:
Name:
Title:
Entity:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Michael E. Keane
Name: Michael E. Keane

If the Individual Party is an entity:

By:
Name:
Title:
Entity:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Michael J. McConnell
Name: Michael J. McConnell

If the Individual Party is an entity:

By:
Name:
Title:
Entity:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Igal Shidlovsky
Name: Igal Shidlovsky

If the Individual Party is an entity:

By:
Name:
Title:
Entity:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Charles M. Gillman
Name: Charles M. Gillman

If the Individual Party is an entity:

By:	/s/ Charles M. Gillman
Name:	Charles M. Gillman
Title:	Portfolio Manager
Entity:	Boston Avenue Capital LLC

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Dilip Singh
Name: Dilip Singh

If the Individual Party is an entity:

By:
Name:
Title:
Entity:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Philippe Tartavull
Name: Philippe Tartavull

If the Individual Party is an entity:

By:
Name:
Title:
Entity:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned as of the date first written above.

MRV COMMUNICATIONS, INC.

By:
Name:
Title:

If the Individual Party is a person:

/s/ Kenneth Shubin Stein
Name:	Kenneth Shubin Stein

If the Individual Party is an entity:

By:	/s/ Kenneth Shubin Stein
Name:	Kenneth Shubin Stein
Title:	Managing Member
Entity:	Spencer Capital Management